EXHIBIT 10.3

[GORDAN & SILVER, LTD. LETTERHEAD]

GORDAN & SILVER, LTD.
GERALD M. GORDAN, ESQ.
Nevada Bar No. 229
WILLIAM M. NOALL, ESQ.
Nevada Bar No. 3549
THOMAS H. FELL, ESQ.
Nevada Bar No. 3717
3960 Howard Hughes Pkwy, 9th Floor
Las Vegas, Nevada 89109
Telephone (702) 796-5555
Facsimile (702) 369-2666
E-mail wmn@gordonsilver.com
    Attorneys for Debtors

UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEVADA

In re

FITZGERALDS GAMING
CORPORATION, a Nevada corporation,

Debtor.

☐ Affects this Debtor,	/
☒ Affects all Debtors,	/
☐ Affects FITZGERALDS SOUTH, INC., a Nevada corporation,	/
☐ Affects FITZGERALDS RENO, INC., a Nevada corporation,	/
☐ Affects FITZGERALDS INCORPORATED, a Nevada corporation,	/
☐ Affects FITZGERALDS LAS VEGAS, INC., a Nevada corporation,	/
☐ Affects FITZGERALDS MISSISSIPPI, INC., a Mississippi corporation,	/
☐ Affects FITZGERALDS BLACK HAWK, INC., a Nevada corporation,	/
☐ Affects FITZGERALDS BLACK HAWK II, Inc., a Colorado corporation,	/
☐ Affects 101 MAIN STREET LIMITED LIABILITY COMPANY, a Colorado limited liability company,	/
☐ Affects FITZGERALDS FREMONT EXPERIENCE CORPORATION, a Nevada corporation,	/

Case No. BK-N-00-33467-GWZ Chapter 11
Jointly Administered With:
BK-N-00-33468 (Fitzgeralds South, Inc.)
BK-N-00-33469 (Fitzgeralds Reno, Inc.)
BK-N-00-33470 (Fitzgeralds, Inc.)
BK-N-00-33471 (Fitzgeralds Las Vegas, Inc.)
BK-N-00-33472 (Fitzgeralds Mississippi, Inc.)
BK-N-00-33473 (Fitzgeralds Black Hawk, Inc.)
BK-N-00-33474 (Fitzgeralds Black Hawk II, Inc.)
BK-N-00-33475 (101 Main Street LLC)
BK-N-00-33476 (Fitzgeralds Fremont Experience Corp.)

ORDER (1) APPROVING ADEQUACY OF DISCLOSURES
IN DEBTORS’ DISCLOSURE STATEMENT, (2) SETTING
DEADLINES FOR BALLOTING AND OPPOSING
CONFIRMATION OF DEBTORS’ PLAN OF REORGANIZATION
AND (3) SETTING CONFIRMATION HEARING; NOTICE
OF CONFIRMATION HEARING

Date:  December 2, 2002
Time:  10:00 a.m.

Confirmation Hearing Date:	February 10, 2003
Confirmation Hearing Time:	2:00 p.m.
Place of Confirmation Hearing:	300 Booth Street Reno, NV 89509

     Debtor’s Motion for Order (1) Approving Adequacy of Disclosures in Debtors’ Disclosure Statement, and (2) Setting Deadlines for Balloting and Opposing Confirmation of Debtors’ Plan of Reorganization (the “Motion”) was heard and considered by the above-captioned Court on December 2, 2002, at 10:00 a.m. Thomas H. Fell, Esq., of the law firm of Gordon & Silver, Ltd., appeared on behalf of Debtors. All other parties’ appearances are noted in the record of the proceeding.

     The Court considered the Motion, the Amendment to Exhibit “1” to the Motion for Order (1) Approving Adequacy of Disclosures in Debtors’ Disclosure Statement, and (2) Setting Deadlines for Balloting and Opposing Confirmation of Debtors’ Plan of Reorganization, the papers and pleadings in the Court’s file and the arguments presented at the time of the hearing. Good cause appearing therefore;

     IT IS ORDERED, ADJUDGED AND DECREED AS FOLLOWS:

          1. The Motion is granted in its entirety.

          2. The Disclosure Statement to Accompany Debtors’ First Amended Plan Of Reorganization (“Disclosure Statement”) is approved and found to satisfy the requirements of 11 U.S.C. sec. 1125 and LR 3016.

          3. All persons who were given notice of the hearing on the Motion and did not file or voice an objection at the hearing are deemed to have consented to the relief granted in this Order.

          4. The Record Date under the Plan for determining record holders for voting purposes respecting any and all equity securities and warrants of Debtors, and the 12.25% Senior Secured Notes due 2004 in the principal amount of $205,000,000.00, shall be the date this Order is entered by the Court.

          5. Pursuant to Fed. R. Bankr. P. 3017(d), Debtors shall serve on all parties-in-interest to the party’s last known address: (i) a CD-ROM containing the Disclosure Statement and Debtors’ First Amended Plan Of Reorganization (“Plan”), (ii) a copy of this Order, (iii) a copy of a Ballot (using the Official Form), but only on creditors allowed to vote on the Plan, and (iv) a letter advising that a printed copy of the Disclosure Statement and the Plan may be obtained on request given to Debtors’ counsel.

          6. Pursuant to Fed. R. Bankr. P. 3017(c), February 3, 2003, is the deadline on which Debtors must have received all Ballots accepting or rejecting the Plan, provided Debtors, with the consent of the Informal Committee, may extend this deadline in its discretion.

          7. Debtors shall file a ballot summary on or before February 6, 2003.

          8. The Confirmation Hearing for Debtors’ Plan shall take place at the United States Bankruptcy Court for the District of Nevada, 300 Booth Street, Reno, Nevada, 89509, on February 10, 2003, at 2:00 p.m.

          9. The deadline to file and serve objections to confirmation of the Plan shall be January 31, 2003.

          10. The Court shall issue such further orders as are necessary to carry out this Order.

          DATED this 24 day of December, 2002.

GREGG W. ZIVE

UNITED STATES BANKRUPTCY JUDGE

Prepared and Submitted by:

GORDON & SILVER, LTD.

By:	/s/ Illegible

GERALD M. GORDON, ESQ. WILLIAM M. NOALL, ESQ. THOMAS H. FELL, ESQ. 3960 Howard Hughes Pkwy, 9th Floor Las Vegas, Nevada 89109 Attorneys for Debtors

APPROVED/DISAPPROVED

HALE LANE PEEK DENNISON HOWARD & ANDERSON

By:	/s/ PAULINE NG LEE

PAULINE NG LEE, ESQ. Nevada Bar No. 6392 2300 West Sahara Ave., Ste. 800 Las Vegas, NV 89102 Attorneys for Scout Development Corp.

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